Exhibit 99

PRESS RELEASE April 16, 2010 FOR IMMEDIATE RELEASE
BUTLER NATIONAL CORPORATION ANNOUNCES PROMOTION OF MARK KASHUDA TO GENERAL MANAGER OF BOOT HILL CASINO & RESORT

Olathe, Kansas, April 16, 2010, - Butler National Corporation (OTC Bulletin Board BUKS), a recognized provider of professional management services in the gaming industry, through its subsidiary BHCMC, LLC announces the promotion of Mark Kashuda to General Manager of Boot Hill Casino & Resort in Dodge City, Kansas. Mr. Kashuda has more than twenty-seven years in the gaming industry and joined the Boot Hill Casino executive team in July 2009 as Senior Director of Casino Operations. Mr. Kashuda's career experience includes casino management, marketing and operations, with the past thirteen years being focused on gaming operations at both existing and start-up properties. He has a solid background of training, employee management and customer awareness experience.

Mr. Kashuda said: "This is a great opportunity to draw on my experience and management skills to enhance the Boot Hill Casino & Resort experience. We continue to grow and provide a 'new look' with new games, both in table games and slots, and with new food and beverage offerings, all with our objective to provide patrons a comfortable and friendly entertainment experience. My family and I would like to thank the people of Dodge City and Ford County for welcoming us into the community and making Dodge City our home."

Clark D. Stewart, President of BHCMC and Butler National Corporation commented, "We commend the Boot Hill Team's hard work and at Boot Hill, and know that Mark will continue to do a great job taking the lead as General Manager. As Senior Director of Casino Operations, Mark Kashuda should seamlessly transition to General Manager. Mark brings considerable nationwide casino management experience and industry relationships to the Boot Hill Team."

"We are disappointed that Mr. Tamburelli is leaving Dodge City for another opportunity. Everyone at Boot Hill appreciates Mike Tamburelli's contributions in the opening and the initial management of the Boot Hill Casino & Resort. Mike is a great individual and played a very important role in the current success of the casino. We wish Mike tremendous success in his upcoming opportunity."

About Butler National Corporation:

Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION CONTACT:
Craig D. Stewart, Investor Relations
Butler National Corporation
19920 W. 161st Street
Olathe, KS  66062
Public Relations Phone: 214-498-7775
Fax: 913-780-5088

Jim Drewitz, Public Relations
jim@jdcreativeoptions.com
Direct Investor Relations
Phone office 830-669-2466

For more information, please visit the Company web site: www.butlernational.com -End-